Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated February 25, 2015

to

Prospectus dated February 6, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 6, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 38 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On February 24, 2015, we increased our public offering price from $9.90 per share to $9.95 per share. This increase in the public offering price was effective as of our February 25, 2015 weekly closing and first applied to subscriptions received from February 18, 2015 through February 24, 2015. In accordance with our previously disclosed share pricing policy, the new net offering price per share is not more than 2.5% greater than our net asset value per share as of February 24, 2015.

Change of Address

Effective as of February 17, 2015, we and our affiliates, FSIC III Advisor, LLC and FS2 Capital Partners, LLC, have moved to a new address. Accordingly, all references in the Prospectus to “Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104” are hereby replaced with “201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.”